Note 12 - Acquisitions	12 Months Ended
Dec. 31, 2011
Business Combination Disclosure [Text Block]
NOTE L - Acquisitions

During the third quarter of 2011, we assumed the covered obligations of the Texas Life, Accident, Health, and Hospital Service Insurance Guaranty Association related to a block of preneed policies originally issued by Memorial Service Life Insurance Company. We received cash in exchange for assuming the covered obligations.  We assumed estimated net policy liabilities totaling approximately $93,904,000 in exchange for cash totaling approximately $93,909,000. Given that the liabilities assumed approximated the consideration received, we did not establish an asset for value of business acquired. The total consideration received from this assumption is shown on the income statement as “Consideration on reinsurance assumed” while the associated policy liabilities are included within “Increase in benefit reserves and unearned premiums.”

During the third quarter of 2010, we assumed the covered obligations of the Texas Life, Accident, Health, and Hospital Service Insurance Guaranty Association related to a block of preneed policies originally issued by Texas Memorial Life Insurance Company. We received cash in exchange for assuming the covered obligations. We received cash of $2,888,662 and assumed liabilities totaling $3,810,018, with an asset recognized for value of business acquired of $921,356. The total consideration received from this assumption is shown on the income statement as “Consideration on reinsurance assumed” while the associated policy liabilities are included within “Increase in benefit reserves and unearned premiums.” The value of business acquired is being amortized in proportion with the expected profit generated on the underlying life insurance policies (which approximates a weighted average of 3.4 years).